                                                                    EXHIBIT 10.3


                     PROMISSORY NOTE AND SECURITY AGREEMENT

$750,010.85                                                     JANUARY 31, 2000


         FOR VALUE RECEIVED, KEITH DOWNEY who resides at 2246 Westminister Place, Charlotte, NC 28207 (hereinafter referred to as the "Employee"), hereby promises to pay to the order of Summit Properties Inc., a Maryland corporation with its principal place of business at 212 South Tryon Street, Suite 500, Charlotte, North Carolina (hereinafter referred to as the "Company"), the principal amount of $750,010.85 together with interest thereon as provided below subject to the terms and conditions set forth herein.

         1. Purpose and Authority. This Promissory Note and Security Agreement (the "Note") is entered into for the purpose of financing the Employee's purchase of shares of common stock, par value $0.01 per share, of the Company ("Common Stock") pursuant to and subject to the terms and conditions of
(i) the Company's Statement of Company Policy on Loans to Executive Officers and Qualified Employees to Purchase the Company Stock as adopted by the Board of Directors of the Company on September 8, 1997, as amended from time to time, and
(ii) the Company's 1994 Stock Option and Incentive Plan, as amended from time to time.

         2. Security. The Employee hereby grants the Company a security interest in any and all shares of Common Stock purchased by the Employee with the proceeds of this Note (hereinafter referred to as the "Collateral Stock") and in any and all distributions and dividends which may from time to time be, paid or payable on the Collateral Stock (each, a "Distribution"). Employee agrees to take all such actions and execute all such documents as may from time to time be reasonably requested by the Company to perfect and maintain the validity and priority of any security interest granted to the Company pursuant to this Note. Employee also agrees that a carbon, photographic or other reproduction of this Promissory Note and Security Agreement may be filed as a financing statement to the extent that the Company determines that such filing is necessary for the Company to establish or maintain its security interest in the Collateral Stock. The Employee shall cause the Collateral Stock to be delivered to the Company and the Company may retain possession of the Collateral Stock until such time as the Note has been paid in full.

         3. Payment. All Distributions received by the Employee in cash shall be applied toward repayment of this Note. The Employee agrees that the Company may establish and institute any procedure that it deems necessary or advisable to ensure that each such Distribution shall be applied toward repayment of this Note, including without limitation, the placement of a restrictive legend on any check representing a Distribution. Each such payment shall first be applied to the payment of interest accrued as of the date of such payment and the remainder thereof, if any, shall then be applied to the payment of outstanding principal. The Note will bear interest at the rate provided in
Section 4 hereof. The entire principal balance and all accrued and unpaid interest and other charges as may be due hereunder shall be due and payable on or before the tenth anniversary of the date of this Note (the "Maturity Date").

         4. Interest. Interest on this Note will be computed on a simple interest basis and will accrue on the unpaid principal balance due under the Note until maturity, whether by reason of Default (as defined below) and acceleration, lapse of time or otherwise ("Maturity"), at the rate of SIX AND 1/100 PERCENT (6.01%) per annum. Prior to Maturity interest shall be payable solely from Distributions.

         5. Prepayment. The Employee may prepay the whole or any part of the principal amount of this Note from time to time without premium or penalty.

         6.       Default. (a)      The occurrence of any of the following
events shall constitute a Default under this Note:

                                    (i)      the failure by the Employee to
                  deliver or cause to be delivered the Collateral Stock to the Company within three business days after the purchase of any Collateral Stock;

                                    (ii)     retention by the Employee of any
                  Distribution, which retention continues for a period of ten
                  (10) days;

                                    (iii)    the failure by the Employee to pay
                  the entire outstanding balance of this Note and all accrued interest within one hundred and twenty (120) days after termination of the Employee's employment with the Company; or

                                    (iv)     the failure by the Employee to pay
                  the entire outstanding balance of this Note and all accrued interest on or before the Maturity Date.

         (b) Upon the occurrence of a Default under this Note, the outstanding principal balance hereof, together with all reasonable costs of collection and/or enforcement of the Note, including reasonable attorney's fees, shall at the option of the Company become immediately due and payable.

         (c) If the Employee is in Default hereunder, the Company may, except as otherwise provided herein, exercise the rights and remedies accorded a secured party by the Uniform Commercial Code as enacted in the State of Maryland.

         7. Personal Liability. The obligations of the Employee to pay the unpaid principal balance of this Note, plus accrued interest thereon and other charges as may be due hereunder, shall be absolute and unconditional, and the Company shall have full recourse against the Employee's assets (including, but not limited to, the Collateral Stock) to recover such amounts.

         8. Modification. Neither this Note nor any provision hereof may be modified, altered, or amended in any manner or form except by an agreement in writing, executed by a duly authorized officer of the Company and the Employee, which writing shall make specific reference hereto.

         9. Transfer by Employee. Employee will not sell, assign, transfer or otherwise dispose of, directly or indirectly, nor grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Collateral Stock or any interest therein, except for the security interest provided for in this Note.

         10. Severability. If for any reason any provision or provisions hereof are determined to be invalid, unenforceable or contrary to any existing or future law, such invalidity or unenforcability shall not impair the operation or affect those portions of this Note which are valid.

         11. Usury, etc. All agreements between the Employee and the Company are hereby expressly limited so that in no contingency or event whatsoever, whether by reason Maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid to the holder for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount which the holder is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve payments exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such maximum amount, and if from any circumstances the holder should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event that there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of this Note.

         12. Valuation: Manner of Disposition. Employee acknowledges and agrees that the Company may not be able to effect a public sale of the Collateral Stock and, accordingly, agrees that in the event of any sale, collection, realization or other disposition of or upon the Collateral Stock by the Company, in lieu of such public sale, the Company may transfer all or any portion of the Collateral Stock to itself and apply the value of such shares (at a price per share equal to the average of the daily high and low sales prices, computed to three decimal places, of the Company's stock as reported on the NYSE for the ten (10) days on which the NYSE is open and for which trades in the Company stock are reported immediately preceding the date of such action by the Company or, if one or more of such days is not a day on which the NYSE is open or the Company's stock is not traded on the NYSE for the ten (10) days immediately preceding said action for which the trades are reported) to the amounts due under or in connection with this Note.

         13. Governing Law. The execution, delivery and performance of this Note shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland.

         14. Waivers. The failure of the Company at any time to exercise any option or right hereunder shall not constitute a waiver of the Company's right to exercise such option or right at any other time.


                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument as of the date first set forth above.



                                             /s/ Keith Downey
                                             -------------------------
                                             KEITH DOWNEY



Executed, sealed and
delivered in the
presence of:



/s/ Cheri Loy
-----------------------------
Name of Witness:

                     PROMISSORY NOTE AND SECURITY AGREEMENT

$90,000.00                                                       January 4, 1999


         FOR VALUE RECEIVED, Keith L. Downey, who resides at 2246 Westminster Place, Charlotte, North Carolina 28207 (hereinafter referred to as the "Employee"), hereby promises to pay to the order of Summit Properties Inc., a Maryland corporation with its principal place of business at 212 South Tryon Street, Suite 500, Charlotte, North Carolina 28281 (hereinafter referred to as the "Company"), the principal amount of $90,000.00 together with interest thereon as provided below subject to the terms and conditions set forth herein.

         1. Purpose and Authority. This Promissory Note and Security Agreement (the "Note") is entered into for the purpose of financing the Employee's purchase of shares of common stock, par value $0.01 per share, of the Company ("Common Stock") pursuant to and subject to the terms and conditions of
(i) the Company's Statement of Company Policy on Loans to Executive Officers and Qualified Employees to Purchase the Company Stock as adopted by the Board of Directors of the Company on September 8, 1997, as amended from time to time, and
(ii) the Company's 1996 Non-Qualified Employee Stock Purchase Plan, as amended from time to time.

         2. Security. The Employee hereby grants the Company a security interest in any and all shares of Common Stock purchased by the Employee with the proceeds of this Note (hereinafter referred to as the "Collateral Stock") and in any and all distributions and dividends which may from time to time be, paid or payable on the Collateral Stock (each, a "Distribution"). Employee agrees to take all such actions and execute all such documents as may from time to time be reasonably requested by the Company to perfect and maintain the validity and priority of any security interest granted to the Company pursuant to this Note. Employee also agrees that a carbon, photographic or other reproduction of this Promissory Note and Security Agreement may be filed as a financing statement to the extent that the Company determines that such filing is necessary for the Company to establish or maintain its security interest in the Collateral Stock. The Employee shall cause the Collateral Stock to be delivered to the Company and the Company may retain possession of the Collateral Stock until such time as the Note has been paid in full.

         3. Payment. All Distributions received by the Employee in cash shall be applied toward repayment of this Note. The Employee agrees that the Company may establish and institute any procedure that it deems necessary or advisable to ensure that each such Distribution shall be applied toward repayment of this Note, including without limitation, the placement of a restrictive legend on any check representing a Distribution. Each such payment shall first be applied to the payment of interest accrued as of the date of such payment and the remainder thereof, if any, shall then be applied to the payment of outstanding principal. The Note will bear interest at the rate provided in
Section 4 hereof. The entire principal balance and all accrued and unpaid interest and other charges as may be due hereunder shall be due and payable on or before the ninth anniversary of the date of this Note (the "Maturity Date").

         4. Interest. Interest on this Note will be computed on a simple interest basis and will accrue on the unpaid principal balance due under the Note until maturity, whether by reason of Default (as defined below) and acceleration, lapse of time or otherwise ("Maturity"), at the rate of Four and 64/100 percent (4.64%) per annum. Prior to Maturity interest shall be payable solely from Distributions.

         5. Prepayment. The Employee may prepay the whole or any part of the principal amount of this Note from time to time without premium or penalty.

         6.       Default. (a)      The occurrence of any of the following
events shall constitute a Default under this Note:

                           (i) the failure by the Employee to deliver or cause to be delivered the Collateral Stock to the Company within three business days after the purchase of any Collateral Stock;

                           (ii)     retention by the Employee of any
         Distribution, which retention continues for a period of ten (10) days;

                           (iii) the failure by the Employee to pay the entire outstanding balance of this Note and all accrued interest within one hundred and twenty (120) days after termination of the Employee's employment with the Company; or

                           (iv) the failure by the Employee to pay the entire outstanding balance of this Note and all accrued interest on or before the Maturity Date.

                  (b) Upon the occurrence of a Default under this Note, the outstanding principal balance hereof, together with all reasonable costs of collection and/or enforcement of the Note, including reasonable attorney's fees, shall at the option of the Company become immediately due and payable.

                  (c) If the Employee is in Default hereunder, the Company may, except as otherwise provided herein, exercise the rights and remedies accorded a secured party by the Uniform Commercial Code as enacted in the State of Maryland.

         7. Personal Liability. Except in the case of fraud, willful misrepresentation or retention of a Distribution by Employee, the Company agrees that the Employee's personal liability on this Note shall be limited to Twenty two thousand five hundred dollars and 00/100 ($22,500.00) due hereunder for any deficiency which may arise upon a foreclosure and sale or other disposition of the Collateral Stock; provided that, this provision shall not diminish in any way the powers of the Company to foreclose on the Collateral Stock and to apply the full value of the Collateral Stock and all related Distributions to the amount outstanding under this Note in the event of a Default.

         8. Modification. Neither this Note nor any provision hereof may be modified, altered, or amended in any manner or form except by an agreement in writing, executed by a duly authorized officer of the Company and the Employee, which writing shall make specific reference hereto.

         9. Transfer by Employee. Employee will not sell, assign, transfer or otherwise dispose of, directly or indirectly, nor grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Collateral Stock or any interest therein, except for the security interest provided for in this Note.

         10. Severability. If for any reason any provision or provisions hereof are determined to be invalid, unenforceable or contrary to any existing or future law, such invalidity or unenforceability shall not impair the operation or affect those portions of this Note which are valid.

         11. Usury, etc. All agreements between the Employee and the Company are hereby expressly limited so that in no contingency or event whatsoever, whether by reason Maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid to the holder for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount which the holder is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve payments exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such maximum amount, and if from any circumstances the holder should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event that there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of this Note.

         12. Valuation: Manner of Disposition. Employee acknowledges and agrees that the Company may not be able to effect a public sale of the Collateral Stock and, accordingly, agrees that in the event of any sale, collection, realization or other disposition of or upon the Collateral Stock by the Company, in lieu of such public sale, the Company may transfer all or any portion of the Collateral Stock to itself and apply the value of such shares (at a price per share equal to the average of the daily high and low sales prices, computed to three decimal places, of the Company's stock as reported on the New York Stock Exchange (the "NYSE") for the ten (10) days on which the NYSE is open and for which trades in the Company stock are reported immediately preceding the date of such action by the Company or, if one or more of such days is not a day on which the NYSE is open or the Company's stock is not traded on the NYSE for the ten (10) days immediately preceding said action for which the trades are reported) to the amounts due under or in connection with this Note.

         13. Governing Law. The execution, delivery and performance of this Note shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland.

         14. Waivers. The failure of the Company at any time to exercise any option or right hereunder shall not constitute a waiver of the Company's right to exercise such option or right at any other time.

         IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument as of the date first set forth above.



                                            /s/ Keith L. Downey
                                            ------------------------------------
                                            Keith L. Downey



Executed, sealed and
delivered in the
presence of:



/s/ John C. Moore
--------------------------------
Name of Witness

                     PROMISSORY NOTE AND SECURITY AGREEMENT

$109,843.48                                                     NOVEMBER 7, 2000


         FOR VALUE RECEIVED, KEITH DOWNEY who resides at 2246 Westminister Place, Charlotte, NC 28207 (hereinafter referred to as the "Employee"), hereby promises to pay to the order of Summit Properties Inc., a Maryland corporation with its principal place of business at 309 East Morehead Street, Suite 200, Charlotte, North Carolina (hereinafter referred to as the "Company"), the principal amount of $109,843.48 together with interest thereon as provided below subject to the terms and conditions set forth herein.

         1. Purpose and Authority. This Promissory Note and Security Agreement (the "Note") is entered into for the purpose of financing the Employee's purchase of shares of common stock, par value $0.01 per share, of the Company ("Common Stock") pursuant to and subject to the terms and conditions of
(i) the Company's Statement of Company Policy on Loans to Executive Officers and Qualified Employees to Purchase the Company Stock as adopted by the Board of Directors of the Company on September 8, 1997, as amended from time to time, and
(ii) the Company's 1994 Stock Option and Incentive Plan, as amended from time to time.

         2. Security. The Employee hereby grants the Company a security interest in any and all shares of Common Stock purchased by the Employee with the proceeds of this Note (hereinafter referred to as the "Collateral Stock") and in any and all distributions and dividends which may from time to time be, paid or payable on the Collateral Stock (each, a "Distribution"). Employee agrees to take all such actions and execute all such documents as may from time to time be reasonably requested by the Company to perfect and maintain the validity and priority of any security interest granted to the Company pursuant to this Note. Employee also agrees that a carbon, photographic or other reproduction of this Promissory Note and Security Agreement may be filed as a financing statement to the extent that the Company determines that such filing is necessary for the Company to establish or maintain its security interest in the Collateral Stock. The Employee shall cause the Collateral Stock to be delivered to the Company and the Company may retain possession of the Collateral Stock until such time as the Note has been paid in full.

         3. Payment. All Distributions received by the Employee in cash shall be applied toward repayment of this Note. The Employee agrees that the Company may establish and institute any procedure that it deems necessary or advisable to ensure that each such Distribution shall be applied toward repayment of this Note, including without limitation, the placement of a restrictive legend on any check representing a Distribution. Each such payment shall first be applied to the payment of interest accrued as of the date of such payment and the remainder thereof, if any, shall then be applied to the payment of outstanding principal. The Note will bear interest at the rate provided in
Section 4 hereof. The entire principal balance and all accrued and unpaid interest and other charges as may be due hereunder shall be due and payable on or before the tenth anniversary of the date of this Note (the "Maturity Date").

         4. Interest. Interest on this Note will be computed on a simple interest basis and will accrue on the unpaid principal balance due under the Note until maturity, whether by reason of Default (as defined below) and acceleration, lapse of time or otherwise ("Maturity"), at the rate of SIX AND 1/100 PERCENT (6.01%) per annum. Prior to Maturity interest shall be payable solely from Distributions.

         5. Prepayment. The Employee may prepay the whole or any part of the principal amount of this Note from time to time without premium or penalty.

         6.       Default. (a)      The occurrence of any of the following
events shall constitute a Default under this Note:

                                    (i)      the failure by the Employee to
                  deliver or cause to be delivered the Collateral Stock to the Company within three business days after the purchase of any Collateral Stock;

                                    (ii)     retention by the Employee of any
                  Distribution, which retention continues for a period of ten
                  (10) days;

                                    (iii)    the failure by the Employee to pay
                  the entire outstanding balance of this Note and all accrued interest within one hundred and twenty (120) days after termination of the Employee's employment with the Company; or

                                    (iv)     the failure by the Employee to pay
                  the entire outstanding balance of this Note and all accrued interest on or before the Maturity Date.

                  (b) Upon the occurrence of a Default under this Note, the outstanding principal balance hereof, together with all reasonable costs of collection and/or enforcement of the Note, including reasonable attorney's fees, shall at the option of the Company become immediately due and payable.

                  (c) If the Employee is in Default hereunder, the Company may, except as otherwise provided herein, exercise the rights and remedies accorded a secured party by the Uniform Commercial Code as enacted in the State of Maryland.

         7. Personal Liability. The obligations of the Employee to pay the unpaid principal balance of this Note, plus accrued interest thereon and other charges as may be due hereunder, shall be absolute and unconditional, and the Company shall have full recourse against the Employee's assets (including, but not limited to, the Collateral Stock) to recover such amounts.

         8. Modification. Neither this Note nor any provision hereof may be modified, altered, or amended in any manner or form except by an agreement in writing, executed by a duly authorized officer of the Company and the Employee, which writing shall make specific reference hereto.

         9. Transfer by Employee. Employee will not sell, assign, transfer or otherwise dispose of, directly or indirectly, nor grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Collateral Stock or any interest therein, except for the security interest provided for in this Note.

         10. Severability. If for any reason any provision or provisions hereof are determined to be invalid, unenforceable or contrary to any existing or future law, such invalidity or unenforcability shall not impair the operation or affect those portions of this Note which are valid.

         11. Usury, etc. All agreements between the Employee and the Company are hereby expressly limited so that in no contingency or event whatsoever, whether by reason Maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid to the holder for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount which the holder is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve payments exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such maximum amount, and if from any circumstances the holder should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event that there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of this Note.

         12. Valuation: Manner of Disposition. Employee acknowledges and agrees that the Company may not be able to effect a public sale of the Collateral Stock and, accordingly, agrees that in the event of any sale, collection, realization or other disposition of or upon the Collateral Stock by the Company, in lieu of such public sale, the Company may transfer all or any portion of the Collateral Stock to itself and apply the value of such shares (at a price per share equal to the average of the daily high and low sales prices, computed to three decimal places, of the Company's stock as reported on the NYSE for the ten (10) days on which the NYSE is open and for which trades in the Company stock are reported immediately preceding the date of such action by the Company or, if one or more of such days is not a day on which the NYSE is open or the Company's stock is not traded on the NYSE for the ten (10) days immediately preceding said action for which the trades are reported) to the amounts due under or in connection with this Note.

         13. Governing Law. The execution, delivery and performance of this Note shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland.

         14. Waivers. The failure of the Company at any time to exercise any option or right hereunder shall not constitute a waiver of the Company's right to exercise such option or right at any other time.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument as of the date first set forth above.



                                     /s/ Keith Downey
                                     -------------------------------
                                     KEITH DOWNEY



Executed, sealed and
delivered in the
presence of:



/s/ Cheri Loy
--------------------------
Name of Witness:

                     PROMISSORY NOTE AND SECURITY AGREEMENT


$15,000                                                             July 1, 1999

         FOR VALUE RECEIVED, Keith L. Downey who resides at 2246 Westminster Place, Charlotte, North Carolina 28207, (hereinafter referred to as the "Employee") hereby promises to pay to the order of Summit Properties Inc., a Maryland corporation with its principal place of business at 212 South Tryon Street, Suite 500, Charlotte, North Carolina (hereinafter referred to as the "Company"), the principal amount of $15,000 together with interest thereon as provided below subject to the terms and conditions set forth herein.

         1. Purpose and Authority. This Promissory Note and Security Agreement (the "Note") is entered into for the purpose of financing the Employee's purchase of shares of common stock, par value $0.01 per share, of the Company ("Common Stock") pursuant to and subject to the terms and conditions of
(i) the Company's Statement of Company Policy on Loans to Executive Officers and Qualified Employees to Purchase the Company Stock as adopted by the Board of Directors of the Company on September 8, 1997, as amended from time to time, and
(ii) the Company's 1994 Stock Option and Incentive Plan, as amended from time to time.

         2. Security. The Employee hereby grants the Company a security interest in any and all shares of Common Stock purchased by the Employee with the proceeds of this Note (hereinafter referred to as the "Collateral Stock") and in any and all distributions and dividends which may from time to time be, paid or payable on the Collateral Stock (each, a "Distribution"). Employee agrees to take all such actions and execute all such documents as may from time to time be reasonably requested by the Company to perfect and maintain the validity and priority of any security interest granted to the Company pursuant to this Note. Employee also agrees that a carbon, photographic or other reproduction of this Promissory Note and Security Agreement may be filed as a financing statement to the extent that the Company determines that such filing is necessary for the Company to: establish or maintain its security interest in the Collateral Stock. The Employee shall cause the Collateral Stock to be delivered to the Company and the Company may retain possession of the Collateral Stock until such time as the Note has been paid in full.

         3. Payment. All Distributions received by the Employee in cash shall be applied toward repayment of this Note. The Employee agrees that the Company may establish and institute any procedure that it deems necessary or advisable to ensure that each such Distribution shall be applied toward repayment of this Note, including without limitation, the placement of a restrictive legend on any check representing a Distribution. Each such payment shall first be applied to the payment of interest accrued as of the date of such payment and the remainder thereof, if any, shall then be applied to the payment of outstanding principal. The Note will bear interest at the rate provided in
Section 4 hereof. The entire principal balance and all accrued and unpaid interest and other charges as may be due hereunder shall be due and payable on or before the tenth anniversary of the date of this Note (the "Maturity Date").

         4. Interest. Interest on this Note will be computed on a simple interest basis and will accrue on the unpaid principal balance due under the Note until maturity, whether by reason of Default (as defined below) and acceleration, lapse of time or otherwise ("Maturity"), at the rate of Five and 27/100 percent (5.27%) per annum. Prior to Maturity interest shall be payable solely from Distributions.

         5. Prepayment. The Employee may prepay the whole or any part of the principal amount of this Note from time to time without premium or penalty.

         6.       Default.

                  (a) The occurrence of any of the following events and the expiration of the applicable cure period without such event having been cured, shall constitute a Default under this Note:

                           (i) the failure by the Employee to deliver or cause to be delivered the Collateral Stock to the Company within three business days after the purchase of any Collateral Stock;

                           (ii)     retention by the Employee of any
         Distribution, which retention continues for a period of ten (10) days;

                           (iii) the failure by the Employee to pay the entire outstanding balance of this Note and all accrued interest within one hundred and twenty (120) days after termination of the Employee's employment with the Company; or

                           (iv) the failure by the Employee to pay the entire outstanding balance of this Note and all accrued interest on or before the Maturity Date.

                  (b) Upon the occurrence of a Default under this Note, the outstanding principal balance hereof, together with all reasonable costs of collection and/or enforcement of the Note, including reasonable attorney's fees, shall at the option of the Company become immediately due and payable.

                  (c) If the Employee is in Default hereunder, the Company may, except as otherwise provided herein, exercise the rights and remedies accorded a secured party by the Uniform Commercial Code as enacted in the State of Maryland.

         7. Notice and Cure Periods. Notwithstanding any term or provision to the contrary in this Note or any other document or instrument evidencing or securing the loan (collectively the "Loan Documents"), Employee shall have thirty (30) days following written notice to the Employee of Employee's default under any provision of the Loan Documents, including, without limitation, the Note, in which to cure any such default before the Company may exercise any remedies for said default as provided in this Note or any other Loan Documents.

         8. Personal Liability. Except in the case of fraud, willful misrepresentation or retention of a Distribution by Employee, the Company agrees that the Employee's personal liability on this Note shall be limited to twenty-five percent (25%) of the then current outstanding principle balance due hereunder for any deficiency which may arise upon a foreclosure and sale or other disposition of the Collateral Stock; provided that, this provision shall not diminish in any way the powers of the Company to foreclose on the Collateral Stock and to apply the full value of the Collateral Stock and all related Distributions to the amount outstanding under this Note in the event of a Default.

         9. Modification. Neither this Note nor any provision hereof may be modified, altered, or amended in any manner or form except by an agreement in writing, executed by a duly authorized officer of the Company and the Employee, which writing shall make specific reference hereto.

         10. Transfer by Employ. Employee will not sell, assign, transfer or otherwise dispose of, directly or indirectly, nor grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Collateral Stock or any interest therein, except for the security interest provided for in this Note.

         11. Severability. If for any reason any provision or provisions hereof are determined to be invalid, unenforceable or contrary to any existing or future law, such invalidity or unenforceability shall not impair the operation or affect those portions of this Note which are valid.

         12. Usurer. All agreements between the Employee and the Company are hereby expressly limited so that in no contingency or event whatsoever, whether by reason Maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid to the holder for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount which the holder is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve payments exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such maximum amount, and if from any circumstances the holder should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event that there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of this Note.

         13. Valuation: Manner of Disposition. Employee acknowledges and agrees that the Company may not be able to effect a public sale of the Collateral Stock and, accordingly, agrees that in the event of any sale, collection, realization or other disposition of or upon the Collateral Stock by the Company, in lieu of such public sale, the Company may transfer all or any portion of the Collateral Stock to itself and apply the value of such shares (at a price per share equal to the average of the daily high and low sales prices, computed to three decimal places, of the Company's stock as reported on the New York Stock Exchange (the "NYSE") for the ten (10) days on which the NYSE is open and for which trades in the Company stock are reported immediately preceding the date of such action by the Company or, if one or more of such days is not a day on which the NYSE is open or the Company's stock is not traded on the NYSE for the ten (10) days immediately preceding said action for which the trades are reported) to the amounts due under or in connection with this Note.

         14. Governing Law. The execution, delivery and performance of this Note shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland.

         15. Waivers. The failure of the Company at any time to exercise any option or right hereunder shall not constitute a waiver of the Company's right to exercise such option or right at any other time.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument as of the date first set forth above.

                                             /s/ Keith Downey
                                             ---------------------------
                                             Keith L. Downey

Executed, sealed and
delivered in the
presence of:



/s/ John C. Moore
------------------------------------
Name of Witness:

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


For Value Received, the undersigned Keith L. Downey does hereby sell, assign and transfer unto Summit Properties Inc. (the "Corporation") 1136 Shares of Common Stock, par value $.01 per share, of the Corporation standing in his/her name on the books of the Corporation represented by Stock Certificate No. SMT16276, delivered herewith, and does hereby irrevocably constitute and appoint the Corporation attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



DATE  June 30, 1999



SIGNATURE(S) GUARANTEED /s/ Keith Downey          (SEAL)
                        --------------------------
                                (Signature)



Summit Properties Inc.                             (SEAL)
                       ----------------------------
                                (Signature)



By  /s/Michael Malone
    -------------------------
               (Title)

                          FIRST AMENDMENT TO PROMISSORY
                           NOTE AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO PROMISSORY NOTE AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 29th day of December, 2000 by and between Summit Properties Inc., a Maryland corporation (the "Company"), and Keith L. Downey ("Employee").

                              STATEMENT OF PURPOSE


         The Company has agreed to amend the Promissory Note and Security Agreement entered into between the Company and Employee as of July 1, 1999 and in original principal amount of 15,000.00 (the "Note") to reduce the number of shares of Common Stock serving as collateral for Employee's obligations thereunder in exchange for Employee's agreement to amend the Note to eliminate the provisions thereof that limit Employee's personal liability thereunder.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Capitalized Terms. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Note.

         2.       Partial Release of Collateral. Pursuant to Section 2 of the
Note 1,136 shares of Common Stock (the "Shares") currently constitute Collateral Stock under the Note, certificate(s) for which are in the possession of the Company. The Company hereby releases its security interest pursuant to the Note in 595 of the Shares (the "Released Shares") so that hereafter the term "Collateral Stock" shall mean 541 shares of Common Stock and any and all distributions and dividends which may from time to time be paid or payable on such shares. The Company and Employee agree to take any and all actions necessary (including executing suitable stock powers) to enable the Company to issue separate stock certificates) evidencing the Released Shares and the Collateral Stock and to enable the Company to perfect and maintain the validity and priority of the security interest granted to the Company pursuant to the Note. The Company shall cause the certificates) evidencing the Released Shares to be released to Employee and pursuant to Section 2 of the Note shall retain the certificate(s) evidencing the Collateral Stock. Except for the definition of "Collateral Stock" which is being modified hereby, the provisions of Section 2 of the Note shall remain unaltered and in full force and effect.

         3. Deletion of Section 7. Section 7 of the Note is hereby deleted in its entirety so that Employee's personal liability under the Note shall no longer be limited thereby. Employee hereby acknowledges and agrees that Employee shall be personally liable for one hundred percent (100%) of Employee's obligations under the Note.

         4. Continued Viability of the Note. The Note, as amended by this Amendment, shall remain in full force and effect, and this Amendment shall be deemed to be incorporated into the Note and made a part thereof. Accordingly, the applicable provisions of Sections 8, 10, 13 and 14 of the Note shall have equal force and effect with respect to the construction and interpretation of this Amendment. To the extent of any conflict between the provisions of this Amendment and those of the Note as heretofore in effect, this Amendment shall control and otherwise govern and supersede such provisions.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal as of the date first above written.

                                            SUMMIT PROPERTIES INC.


                                            By:/s/ John C. Moore
                                              ----------------------------------
                                               Name:
                                               Title

                                            EMPLOYEE


                                            /s/ Keith L. Downey           [SEAL]
                                            ------------------------------
                                            Keith L. Downey